Exhibit 23.3



                          Independent Auditors' Consent





        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report on the financial statements of Newfoundland Ocean Enterprises Limited dated May 12, 1997, which appears in Exhibit 99.3 of the Report on Form 8-K/A dated as of March 17, 1998.



St. John's, Newfoundland, Canada                     /s/ Doane Raymond
June 19, 1998                                             Chartered Accountants